FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2015
FINANCIAL RISK MANAGEMENT [Text Block]
11.	FINANCIAL RISK MANAGEMENT

a)	FOREIGN CURRENCY RISK

Foreign currency risk is the risk that a variation in exchange rates between the United States dollar and other foreign currencies will affect the Company’s operations and financial results. A portion of the Company’s transactions are denominated in Canadian dollars and Turkish lira. The Company is also exposed to the impact of currency fluctuations on its monetary assets and liabilities. Significant foreign currency gains or losses are reflected as a separate component in the consolidated statement of operations. The Company has not used derivatives instruments to reduce its exposure to foreign currency risk.

The following table indicates the impact of foreign currency risk on net working capital as at December 31, 2015. The table below also provides a sensitivity analysis of a 10 percent strengthening of the US dollar against the Turkish lira and the Canadian dollar as identified which would have increased (decreased) the Company’s net loss by the amounts shown in the table below. A 10 percent weakening of the US dollar against the Turkish Lira and the Canadian dollar would have had an equal but opposite effect as at December 31, 2015.

	Canadian	Turkish
	Dollar	Lira
Cash	25,841	17,544
Prepaids and advances	-	40,363
Accounts payable	(115,476)	(10,457)
Accrued liabilities	(120,000)	-
Total foreign currency working capital	(209,636)	47,451
US$ exchange rate at December 31, 2015	0.7225	0.3432
Total foreign currency net working capital in US$	(151,462)	16,284
Impact of a 10% strengthening of the US$ on net income (loss)	(15,146)	1,628

b)	MARKET RISK

Market risk is the potential for financial loss from adverse changes in underlying market factors, including foreign-exchange rates, commodity prices and stock based compensation costs.

c)	TITLE RISK

Title to mineral properties involves certain inherent risks due to the difficulties of determining the validity of certain claims as well as the potential for problems arising from the frequently ambiguous conveyancing history characteristic of many mining properties. Although the Company investigates title to all mineral properties for which it holds rights, the Company cannot give any assurance that title to such properties will not be challenged or impugned and cannot be certain that it will have valid title to its mineral properties.

Property title may be subject to government licensing requirements or regulations, social licensing requirements, unregistered prior agreements, unregistered claims, aboriginal claims, and non-compliance with regulatory and e nvironmental requirements. The Company’s assets may also be subject to increases in taxes and royalties, renegotiation of contracts, expropriation of properties, currency exchange fluctuations and restrictions and political uncertainty.

d)	DISCLOSURES OF FAIR VALUE OF FINANCIAL ASSETS AND LIABILITIES

At December 31, 2015, the carrying values of the Company’s cash, accounts payable and accrued liabilities approximate fair value.

The fair value of warrants (note 9d) would be included in the hierarchy as follows:

31-Dec-15

Liabilities:	Level 1	Level 2	Level 3
Canadian dollar common share purchase warrants	-	$10,863	-

31-Dec-14

Liabilities:	Level 1	Level 2	Level 3
Canadian dollar common share purchase warrants	-	$510,045	-